                              AMENDMENT NO. 20 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                  (Agreement)

                                    between

                      METROPOLITAN LIFE INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of July 1, 2012, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 20 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 20 to be signed in duplicate counterparts as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY

By:     /s/ Roberto Baron
        -------------------------------

Name:   Roberto Baron
        -------------------------------

Title:  Senior Vice President
        -------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:     /s/ Christopher Kremer
        -------------------------------

Name:   Christopher Kremer
        -------------------------------

Title:  Vice President and Actuary
        -------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004

C.   Reinsured Contracts:

     METROPOLITAN LIFE INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     Preference Plus Select Variable Annuity - All Share Classes
     Preference Premier - All Share Classes

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Fifth Year Step-up: Form ML-535 (07/01)
     Annual Step-Up: Form ML-550 (07/01)
     Greater of Annual Step-Up and 5% Rollup: Form ML-540(07/01)
     Enhanced Death Benefit: Form ML-640-1 (4/08)
     Enhanced Death Benefit II: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Enhanced Death Benefit III: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Enhanced Death Benefit Max: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Enhanced Death Benefit Max II: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Enhanced Death Benefit Max III: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Enhanced Death Benefit Max IV: Form ML-640-1 (4/08) & Endorsement ML-RMD
        (7/10)-E
     Additional Death Benefit - Earnings Preservation Benefit (EPB): ML-570
        (07/01)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form ML-560 (07/01)
     Guaranteed Minimum Income Benefit II: Form ML-560-1 (03/03)
     Guaranteed Minimum Income Benefit Plus I: Form ML-560-2 (05/05) Guaranteed Minimum Income Benefit Plus II: Form ML-560-4 (4/08) Guaranteed Minimum Income Benefit Plus II: Form ML-560-5-NY (7/08)

     Guaranteed Minimum Income Benefit Plus III: ML-560-4 (4/08) or ML-560-8-NY
        (11/10) or ML-560-6 (11/10) & Endorsement ML-RMD (7/10)-E / Endorsement ML-RMD-NY (7/10)-E
     Guaranteed Minimum Income Benefit Plus IV: Form ML-560-4 (4/08),
        ML-560-10-NY (9/11), ML-560-7 (9/11) & Endorsement ML-RMD (7/10)-E /
        Endorsement ML-RMD-NY (7/10)-E
     Guaranteed Minimum Income Benefit Max: Form ML-560-4 (4/08) or ML-560-9-NY
        (9/10) & Endorsement ML-RMD (7/10)-E / Endorsement ML-RMD-NY (7/10)-E Guaranteed Minimum Income Benefit Max II: Form ML-560-4 (4/08) ,
        ML-560-11-NY (9/11), ML-560-8 (9/11) or Endorsement ML-RMD (7/10)-E /
        Endorsement ML-RMD-NY (7/10)-E
     Guaranteed Minimum Income Benefit Max III: Form ML-560-4 (4/08) ,
        ML-560-12-NY (12/11), ML-560-9 (12/11), ML-560-5 (9/10), or Endorsement
        ML-RMD (7/10)-E / Endorsement ML-RMD-NY (7/10)-E
     Guaranteed Minimum Income Benefit Max IV: Form ML-560-4 (4/08) ,
        ML-560-13-NY (6/12), ML-560-11 (8/12), or Endorsement ML-RMD (7/10)-E /
        Endorsement ML-RMD-NY (7/10)-E

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form ML-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form ML-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form ML-690-3 (6/06)
     Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (4/08)
        or ML-690-4 (7/08) or ML-690-5 (7/09) or ML-690-6-NY (7/09)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form ML-670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                      REINSURANCE PREMIUM
         GMDB PROGRAM                     PRODUCTS COVERED               (BASIS POINTS)
------------------------------  ------------------------------------  --------------------
Fifth Year Step-up                          All Products                      10.00

Annual Step-up                      Plan Codes: 225010, 225011,               10.00
                                  225020, 225021, 225030, 225031,
                                     225050, 225110, and 225150

Annual Step-up                            Other Plan Codes                    20.00

Greater of Annual Step-             Plan Codes: 225010, 225011,               25.00
Up and 5% Rollup                  225020, 225021, 225030, 225031,
                                     225050, 225110, and 225150

Greater of Annual Step-                   Other Plan Codes                    35.00
Up and 5% Rollup

Enhanced Death Benefit            All Products sold before May 4,            65.00*
                                        2009, Issue Age 0-69

Enhanced Death Benefit          All Products sold on or after May 4,          75.00
                                        2009, Issue Age 0-69

Enhanced Death Benefit             All Products sold on or before            85.00*
                                 February 20, 2009, Issue Age 70-75

Enhanced Death Benefit          All Products sold after February 20,         90.00*
                                 2009 and before May 4, 2009, Issue
                                             Age 70-75

Enhanced Death Benefit          All Products sold on or after May 4,          95.00
                                       2009, Issue Age 70-75

Enhanced Death Benefit II          All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit II          All Products, Issue Ages 70-75            115.00

Enhanced Death Benefit Max         All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit Max         All Products, Issue Ages 70-75            115.00

Enhanced Death Benefit III         All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit III         All Products, Issue Ages 70-75            115.00

Enhanced Death Benefit Max II      All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit Max II      All Products, Issue Ages 70-75            115.00

Enhanced Death Benefit Max III     All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit Max III     All Products, Issue Ages 70-75            115.00

                                                                      REINSURANCE PREMIUM
         GMDB PROGRAM                     PRODUCTS COVERED               (BASIS POINTS)
------------------------------  ------------------------------------  --------------------
Enhanced Death Benefit Max IV      All Products, Issue Ages 0-69              65.00

Enhanced Death Benefit Max IV      All Products, Issue Ages 70-75            115.00

Earnings Preservation Benefit               All Products                      25.00

*Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form ML-560-4), there will be a 5 bps reduction in the fee.

B.   INCOME PROGRAM

                                                                          REINSURANCE PREMIUM
    INCOME PROGRAM                      PRODUCTS COVERED                     (BASIS POINTS)
-----------------------  -----------------------------------------------  --------------------
GMIB                         All Products sold prior to May 1, 2003                35

GMIB & GMIB II                 Plan codes 225080, 225090, 2250A0,                  45
                             2250A1, 2250B0, 2250B1, 2250C0, 2250C1,
                             2250D0, 2250D1, 2250E0, 2250E1, 2250L0,
                           2250L1, 225180, and 2251B0 sold after April
                             30, 2003 and before May 1, 2005 if GMDB
                             program is Annual Step or Max of Annual
                                         Step and Rollup

GMIB & GMIB II            All other Products sold after April 30, 2003             50
                           and before May 1, 2005 and for All Products
                                    sold after April 30,2005

GMIB Plus I: Forms ML-     All Products sold after April 30, 2005 and              75
560-2                        before February 26, 2007, for which the
                           contract's Income Base is not increased due
                               to an Annual Step-Up on a contract
                         anniversary occurring on July 1, 2012 or later.

GMIB Plus I: Forms ML-     All Products sold after April 30, 2005 and              100
560-2                        before February 26, 2007, for which the
                           contract's Income Base is increased due to
                           an Annual Step-Up on a contract anniversary
                               occurring on July 1, 2012 or later.

GMIB Plus I Form ML-       All Products sold on or after February 26,              80
560-2 and GMIB Plus II    2007 and on or before February 20, 2009, for
Form ML-560-4                  which the contract's Income Base is
                             increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1,
                                          2012 or later.

                                                                          REINSURANCE PREMIUM
    INCOME PROGRAM                      PRODUCTS COVERED                     (BASIS POINTS)
-----------------------  -----------------------------------------------  --------------------
GMIB Plus I Form ML-       All Products sold on or after February 26,              120
560-2 and GMIB Plus II    2007 and before February 23, 2009, for which
Form ML-560-4              the contract's Income Base is increased due
                               to an Annual Step-Up on a contract
                         anniversary occurring on July 1, 2012 or later.

GMIB Plus II: Form ML-     All Products sold on or before February 20,             75
560-5-NY                  2009, for which the contract's Income Base is
                           not increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1,
                                          2012 or later.

GMIB Plus II: Form ML-     All Products sold on or before February 20,             115
560-5-NY                  2009, for which the contract's Income Base is
                             increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1,
                                          2012 or later.

GMIB Plus II: Form ML-   All Products sold after February 20, 2009, for            100
560-4                        which the contract's Income Base is not
                             increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1,
                                          2012 or later.

GMIB Plus II: Form ML-    All Products sold after February 20, 2009 and            120
ML-560-4                  before May 4, 2009, for which the contract's
                            Income Base is increased due to an Annual
                           Step-Up on a contract anniversary occurring
                                    on July 1, 2012 or later.

GMIB Plus II: Form ML-   All Products sold after February 20, 2009, for            95
560-5                        which the contract's Income Base is not
                             increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1,
                                          2012 or later.

GMIB Plus II: Form ML-    All Products sold after February 20, 2009 and            115
560-5                     before May 4, 2009, for which the contract's
                            Income Base is increased due to an Annual
                           Step-Up on a contract anniversary occurring
                                    on July 1, 2012 or later.

GMIB Plus III: Form                       All Products                             100
ML-560-4 or Form ML-
560-6 (11/10) & ML-
RMD (7/10)-E or
ML-560-9-NY (11/10)
and ML-RMD-NY
(7/10)-E

GMIB Max:                                 All Products                             100
Form ML-560-4 & ML-
RMD (7/10)-E or
ML-560-9-NY (9/10)
and ML-RMD-NY
(7/10)-E

                                                                          REINSURANCE PREMIUM
    INCOME PROGRAM                      PRODUCTS COVERED                     (BASIS POINTS)
-----------------------  -----------------------------------------------  --------------------
GMIB Plus IV: Form                        All Products                             100
ML-560-4 (4/08) or ML-
560-7-(9/11) & ML-RMD
(7/10)-E or ML-560-10-
NY (9/11) & ML-RMD-
NY (7/10)-E

GMIB Max II:                              All Products                             100
Form ML-560-4 (4/08)
or ML-560-8-(9/11) &
ML-RMD (7/10)-E or
ML-560-11-NY (9/11) &
ML-RMD-NY (7/10)-E

GMIB Max III:                             All Products                             100
Form ML-560-4 (4/08)
or ML-560-9-(12/11) or
ML-560-5 (9/10) & ML-
RMD (7/10)-E or ML-
560-12-NY (12/11) &
ML-RMD-NY (7/10)-E

GMIB Max IV:                              All Products                             100
Form ML-560-4 (4/08)
or ML-560-11-(8/12) &
ML-RMD (7/10)-E or
ML-560-13-NY (6/12) &
ML-RMD-NY (7/10)-E

C.   WITHDRAWAL PROGRAM

                                                                              REINSURANCE PREMIUM
   WITHDRAWAL PROGRAM                      PRODUCTS COVERED                      (BASIS POINTS)
-------------------------  -------------------------------------------------  --------------------
Guaranteed Withdrawal                  All Products sold before                       50.00
Benefit                                      July 16, 2007

Guaranteed Withdrawal         All Products sold on or after July 16, 2007             55.00
Benefit

Lifetime GWB - Single         All Products, for which the contract's GWB              50.00
Life Version                Benefit Base is not increased due to an Annual
                            Step-Up on a contract anniversary occurring on
                                        July 1, 2012 or later.

Lifetime GWB - Single         All Products, for which the contract's GWB              80.00
Life Version                  Benefit Base is increased due to an Annual
                            Step-Up on a contract anniversary occurring on
                                        July 1, 2012 or later.

Lifetime GWB - Joint Life     All Products, for which the contract's GWB              70.00
Version                     Benefit Base is not increased due to an Annual
                            Step-Up on a contract anniversary occurring on
                                        July 1, 2012 or later.

Lifetime GWB - Joint Life     All Products, for which the contract's GWB             105.00
Version                       Benefit Base is increased due to an Annual
                            Step-Up on a contract anniversary occurring on
                                        July 1, 2012 or later.

Lifetime GWB (2008            All Products sold on or before February 20,             65.00
Version) - Single Life      2009, for which the contract's GWB Benefit Base
Version                     is not increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or
                                                later.

Lifetime GWB (2008            All Products sold on or before February 20,             95.00
Version) - Single Life      2009, for which the contract's GWB Benefit Base
Version                       is increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or
                                                later.

Lifetime GWB (2008            All Products sold on or before February 20,             85.00
Version) - Joint Life       2009, for which the contract's GWB Benefit Base
Version                     is not increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or
                                                later.

Lifetime GWB (2008            All Products sold on or before February 20,            120.00
Version) - Joint Life       2009, for which the contract's GWB Benefit Base
Version                       is increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or
                                                later.

Lifetime GWB (2008             All Products sold after February 20, 2009             125.00
Version) - Single Life
Version

Lifetime GWB (2008             All Products sold after February 20, 2009             150.00
Version) - Joint Life
Version

D.   ACCUMULATION PROGRAM

                                                                             REINSURANCE PREMIUM
 ACCUMULATION PROGRAM                      PRODUCTS COVERED                     (BASIS POINTS)
-------------------------  ------------------------------------------------  --------------------
Guaranteed Accumulation                      All Products                           75.00
Benefit